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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 25, 2002



                         CHANNELL COMMERCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          Delaware                        0-28582                95-2453261
-----------------------------      --------------------      -------------------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
     of Incorporation)                   File No.)           Identification No.)



                      26040 Ynez Road, Temecula, California
                      -------------------------------------
                    (Address of principal executive offices)
                                     92591
                                    --------
                                   (Zip Code)

                                 (909) 719-2600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 5. Other Events

     On September 25, 2002, Channell Commercial Corporation ("Channell"), a Delaware corporation, together with its subsidiary, Channell Commercial Canada Inc., entered into a Loan and Security Agreement (the "Loan Agreement") with Fleet Capital Corporation, Fleet Capital Canada Corporation and, under the circumstances set forth in the Loan Agreement, Fleet National Bank, London U.K. Branch, trading as Fleet Boston Financial, and the U.K. Borrowers (as defined therein, if any), providing for a credit facility consisting of term loans, revolving credit loans and letters of credit in an aggregate, maximum principal amount of $25,000,000. The Loan Agreement has a term of three years. The proceeds of the U.S. term loan and the initial revolving credit loan under the Loan Agreement, both of which were funded on September 27, 2002, have been used to repay in full all of the outstanding obligations under Channell's existing Credit Agreement dated as of May 1, 1998 with Fleet National Bank, which was terminated in connection with the consummation of the transactions contemplated by the Loan Agreement. The Loan Agreement, including the exhibits thereto, is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

       99 Loan and Security Agreement among Channell, Channell Commercial Canada Inc., the U.K. Borrowers (if any), Fleet Capital Corporation, Fleet Capital Canada Corporation and under the circumstances set forth in the Loan Agreement, Fleet National Bank, London U.K. Branch, trading as Fleet Boston Financial.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CHANNELL COMMERCIAL CORPORATION,
                                      a Delaware corporation

Date: September 30, 2002
                                      By:  /s/ Thomas Liguori
                                           -------------------------------------
                                               Thomas Liguori
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

     The following exhibits are hereby filed as part of this Form 8-K:

EXHIBIT     DESCRIPTION
NUMBER

99 Loan and Security Agreement among Channell, Channell Commercial Canada Inc., the UK Borrowers (if any), Fleet Capital Corporation, Fleet Capital Canada Corporation and, under the circumstances set forth in the Loan Agreement, Fleet National Bank, London U.K. Branch, trading as Fleet Boston Financial.

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